IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Mutual Funds, Inc.

Large Company Value Portfolio (the “Portfolio”)
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement dated September 23, 2014 to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2014, with respect to the Portfolio

This Supplement information replaces and supersedes any contrary information contained in the Summary Prospectus, Prospectus and SAI.

Effective June 27, 2014, Antonio DeSpirito, III no longer serves as portfolio manager to the Portfolio. As a result of this change, all references to Mr. DeSpirito in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

WIL-SK-030-0100